UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2004

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 579-2800

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 14, 2004 regarding Extreme Networks’ financial results for the fiscal quarter ended March 28, 2004.

99.2	Transcript of earnings call, held on April 14, 2004, relating to Extreme Networks’ financial results for the fiscal quarter ended March 28, 2004.

Item 12. Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. On April 14, 2004, Extreme Networks, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 28, 2004 and held a conference call regarding those results.

The press release and transcript of the conference call relating to the financial results for the fiscal quarter ended March 28, 2004 are attached hereto as Exhibits 99.1 and 99.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTREME NETWORKS, INC.

Date: April 21, 2004	By:	/s/ William Slakey
William Slakey
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 14, 2004 regarding Extreme Networks’ financial results for the fiscal quarter ended March 28, 2004.

99.2	Transcript of earnings call, held on April 14, 2004, relating to Extreme Networks’ financial results for the fiscal quarter ended March 28, 2004.

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